LEASES	12 Months Ended
Mar. 31, 2024
Leases
LEASES

NOTE 8 – LEASES

The Company has short-term leases primarily consisting of spaces with the remaining lease term being less than or equal to 12 months. The total short- term lease expense and cash paid for Fiscal 2024 is approximately $ 43 thousand (March 31, 2023; $ 29 thousand). The Company also has two operating leases as of March 31, 2024.

In December 2023, the Company entered into a lease agreement with a lease term of 5 years starting from December 1, 2023. The annual lease expense is approximately $18 thousand with escalation of 3 % every year. The lease contract does not contain any material residual value guarantees or material restrictive covenants. The lease does not provide a readily determinable implicit rate. Therefore, the Company discounts lease payments based on an estimate of its incremental borrowing rate.

Operating lease assets and lease liabilities for our operating leases were recorded in the consolidated balance sheet as follows:

	Year Ended March 31, 2024 ($)	Year Ended March 31, 2023 ($)
Assets
Operating lease asset	222,884	-
Total lease assets	222,884	-

Liabilities
Current liabilities:
Accrued liabilities and others (current portion – operating lease liability)	36,361	-
Non-current liabilities:
Operating lease liability (non-current portion – operating lease liability)	191,314	-
Total lease liability	227,675	-

Supplemental cash flow and non-cash information related to leases is as follows:

	(in thousands) Year Ended March 31, 2024 ($)	(in thousands) Year Ended March 31, 2023 ($)
Cash paid for amounts included in the measurement of lease liabilities
–Financing cash flows from operating leases	18,052	-
Right-of-use assets obtained in exchange for operating lease obligations	-	-

As of March 31, 2024, the following table summarizes the maturity of our lease liabilities:

Mar-25	36,361
Mar-26	42,529
Mar-27	49,401
Mar-28	57,048
Mar-29	42,336
Total Lease liabilities	227,675